UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Ironclad Managed Risk Fund

(Ticker Symbol: IRONX)

ANNUAL REPORT

SEPTEMBER 30, 2017

Ironclad Managed Risk Fund

A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	6
Schedule of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	20
Supplemental Information	21
Expense Example	24

This report and the financial statements contained herein are provided for the general information of the shareholders of the Ironclad Managed Risk Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.IroncladFunds.com

Ironclad Investments LLC
Total Returns as of September 30, 2017

	S&P 500 Index	CBOE S&P 500 PutWrite Index	Ironclad Managed Risk Fund (IRONX)
1-Year Total Return	18.61%	11.62%	4.69%
1-Year Standard Deviation	5.46%	2.42%	1.72%
5-Year Annualized Total Return	14.22%	8.02%	4.21%
5-Year Standard Deviation	9.55%	5.78%	4.31%
Since Inception Annualized Total Return	13.99%	8.69%	6.02%
Since Inception Standard Deviation	10.85%	7.39%	4.45%
	IRONX returns are net of fees and expenses

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call (888) 979-IRON (4766).

Standard Deviation is a common measure of the volatility of investment returns.

Inception date for the Fund is 10/14/2010.

A redemption fee of 2.00% will be imposed on redemptions or exchanges of shares you have owned for 30 days or less. Please see the Prospectus for more information.

Gross and net expense ratios for the Fund were 1.29% and 1.25% as of the prospectus dated February 1, 2017. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.25% of the average daily net assets of the Fund. This agreement is in effect as long as the Investment Advisory Agreement for the Fund is in effect, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

The CBOE S&P 500 PutWrite Index (PUT) is an unmanaged index, which systematically sells one-month, at-the-money, put options on the S&P 500 Index collateralized by a portfolio of Treasury Bills. The S&P 500 Index is a broad based unmanaged index of 500 stocks and widely recognized as representative of the equity market in general. These indices are unmanaged, not available for investment and do not reflect expenses, fees or sales charge, which would lower performance.

Equity markets fluctuate based on price movements.

The value of the Fund’s positions in options will fluctuate in response to changes in the values of the assets they track and may be subject to greater fluctuations in value than investments in the underlying assets. The risk involved in selling a put option is that the market value of the underlying security could decrease and the option could be exercised, obligating the seller of the put option to buy the underlying security from the purchaser at an exercise price that is higher than its prevailing market price. The trading of options is a highly specialized activity that entails greater than ordinary investment risks.

Fixed-income securities respond to economic developments, particularly interest rate changes and the creditworthiness of individual issuers. Changes in interest rates may cause the value of a security to fluctuate, with lower rated securities more volatile than higher rated securities. Changes to or the withdrawal of a rating may result in the security becoming less liquid or losing value.

Ironclad Managed Risk Fund

SHAREHOLDER LETTER

To Our Fellow Shareholders:

In prior years, we have emphasized the record levels of asset purchases by central banks. In 2017, foreign central banks dramatically expanded their balance sheets with $2 trillion in asset purchases. These asset purchases continue to distort markets by fueling speculation and suppressing volatility:

The International Monetary Fund (IMF) recently highlighted the dangerous link between central bank asset purchases and low volatility in their recent Global Financial Stability Report:

“The bountiful liquidity provided by major central banks through their QE programs, as well as the expectation that central banks will react swiftly to market stress, has further strengthened the link between low risk premiums and low volatility.”

- International Monetary Fund
Global Financial Stability Report
October 3, 2017

When volatility remains low for long periods, investors are lulled into complacency and portfolios are allocated aggressively with the expectation that volatility will continue to remain low. This phenomenon is known as the low volatility paradox and it helps explain why periods of crisis are often preceded by periods of low volatility and investor complacency.

The VIX has garnered a reputation as the market’s fear gauge. Low VIX levels are associated with investor complacency. The last time investors were this complacent, was just prior to the global financial crisis in 2007:

Ironclad Managed Risk Fund

SHAREHOLDER LETTER – Continued

Previously, the VIX had only been below 10 during two small clusters at the end/beginning of 1993/1994 and at the end/beginning of 2006/2007. In both instances, the VIX subsequently spiked as volatility increased and markets declined.

By expanding the data set to 1927, we can put the current lack of volatility (and thus complacency) in the proper historical context:

Over the past 90 years, there have been two record streaks of extremely low volatility. In 1961, and again in 1966, the S&P 500 went ten consecutive days without moving more than +/- 0.3%. These records from the 1960s were classic examples of investor complacency as volatility subsequently spiked and markets declined:

Date Streak Ended	Streak	Date of Drawdown	Decline
11/29/1961	10 Days	6/26/1962	-27.97%
1/19/1966	10 Days	10/7/1966	-22.18%
8/9/2017	15 Days	????	????

Ironclad Managed Risk Fund

SHAREHOLDER LETTER – Continued

These longstanding records were broken during the third quarter when the S&P 500 went fifteen consecutive days without moving more than +/- 0.3%. Given the mean reverting nature of volatility, the million-dollar question is when will the drawdown occur and how severe will it be? Historically, markets have had an average calendar year decline of nearly -15%:

For the past five years, stock declines have significantly deviated from their long-term average as central banks repeatedly intervened to placate markets. The last time stocks declined below their long-term average was in 2011. A decline in line with the historical average of -15% would be a shock to investors who have grown complacent after 2017’s historically low decline.

Our investment process is designed to manage risk. The first step in that process is to monetize the normal volatility in the market. Unfortunately, the current environment is anything but normal:

Ironclad Managed Risk Fund

SHAREHOLDER LETTER – Continued

For a Fund that relies on normal routine volatility for opportunistic positioning, there have not been many opportunities to seize. Consequently, the Fund was consistently under allocated during the year, which led to its relative underperformance in this atypical environment:

Since Inception October 14, 2010 Through September 30, 2017

	S&P 500	PUT	IRONX
Annualized Return	13.99%	8.69%	6.02%
Standard Deviation	10.85%	7.39%	4.45%
	IRONX returns are net of fees and expenses

Richard Thaler was recently awarded the Nobel Prize in Economics for his work in the field of behavioral finance. His work helped explain how investors over extrapolate by assuming current conditions will persist well into the future.

“We seem to be living in the riskiest moment of our lives, and yet the stock market seems to be napping.
I admit to not understanding it.”

- Richard H. Thaler
University of Chicago
2017 Nobel Prize in Economics
October 10, 2017

While our risk controls have gone unappreciated over the past year, it is our opinion that investors are exhibiting extreme levels of complacency that fail to account for the approaching reduction of central bank asset purchases, which have been the biggest contributing factor to the record levels of investor complacency seen in 2017.

“By the end of next year, the combined expansion of all the major Central Bank balance sheets will have collapsed from a 12-month growth rate of $2 trillion per annum to zero…As we look at what could shake the panoply of low vol forces, it is the thaw in Central Bank policy as they retreat from emergency measures that is potentially most intriguing/worrying. We are likely to be nearing a low point for major market bond and equity vol."

- Alan Ruskin
Deutsche Bank
Global Head of G-10 FX Strategy
October 11, 2017

As volatility increases, we believe IRONX’s process of managing risk will continue to differentiate itself as a compelling alternative with an attractive risk/reward profile. We look forward to continuing our role as stewards of your capital.

Sincerely,

Rudy Aguilera

Portfolio Manager

The views in this letter were those of the Fund Manager at the time of writing this report and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Ironclad Managed Risk Fund

FUND PERFORMANCE at September 30, 2017 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the CBOE S&P 500 PutWrite Index and the S&P 500 Index. Results include the reinvestment of all dividends and capital gains.

The CBOE S&P 500 PutWrite Index is an unmanaged index, which systematically sells one-month, at-the-money, put options on the S&P 500 Index collateralized by a portfolio of Treasury Bills.

The S&P 500 Index is a broad based unmanaged index of 500 stocks and widely recognized as representative of the equity market in general. The indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of September 30, 2017	1 Year	5 Years	Since Inception	Inception Date
Ironclad Managed Risk Fund	4.69%	4.21%	6.02%	10/14/10
CBOE S&P 500 PutWrite Index	11.62%	8.02%	8.69%	10/14/10
S&P 500 Index	18.61%	14.22%	13.99%	10/14/10

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 979-IRON (4766).

Gross and net expense ratios for the Fund were 1.29% and 1.25%, respectively, which were the amounts stated in the current prospectus dated February 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.25% of the average daily net assets of the Fund. This agreement is in effect as long as the Investment Advisory Agreement for the Fund is in effect, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

Ironclad Managed Risk Fund

SCHEDULE OF INVESTMENTS

As of September 30, 2017

Principal Amount		Value

	U.S. Treasury Notes – 39.6%
$50,000,000	United States Treasury Note, 0.75%, 10/31/2018	$49,666,000

	Total U.S. Treasury Notes (Cost $49,866,044)	49,666,000

	Short-Term Investments – 60.4%
75,725,729	UMB Money Market Fiduciary, 0.01%[1]	75,725,729

	Total Short-Term Investments (Cost $75,725,729)	75,725,729

	Total Investments – 100.0% (Cost $125,591,773)	125,391,729
	Other Assets in Excess of Liabilities – 0.0%	18,485

	Total Net Assets –100.0%	$125,410,214

[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Ironclad Managed Risk Fund

SUMMARY OF INVESTMENTS

As of September 30, 2017

Security Type	Percent of Total Net Assets
Short-Term Investments	60.4%
U.S. Treasury Securities	39.6%
Total Investments	100.0%
Other Assets in Excess of Liabilities	0.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Ironclad Managed Risk Fund
STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2017

Assets:
Investments, at value (cost $125,591,773)	$125,391,729
Receivables:
Fund shares sold	94,734
Interest	157,539
Prepaid expenses	6,399
Total assets	125,650,401

Liabilities:
Payables:
Fund shares redeemed	50,194
Due to broker	125
Advisory fees	121,807
Auditing fees	17,525
Administration fees	16,937
Fund accounting fees	11,192
Transfer agent fees and expenses	4,954
Custody fees	3,709
Chief compliance officer fees	900
Trustees' fees and expenses	747
Trustees' Deferred compensation (Note 3)	152
Accrued other expenses	11,945
Total liabilities	240,187

Net Assets	$125,410,214

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$117,405,121
Accumulated net realized gain on purchased options contracts and written options contracts	8,205,137
Net unrealized depreciation on investments	(200,044)
Net Assets	$125,410,214

Shares of beneficial interest issued and outstanding	11,196,308
Net asset value per share	$11.20

See accompanying Notes to Financial Statements.

Ironclad Managed Risk Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2017

Investment Income:
Interest	$734,594
Total investment income	734,594

Expenses:
Advisory fees	1,816,892
Administration fees	164,599
Fund accounting fees	64,146
Transfer agent fees	36,225
Registration fees	26,232
Custody fees	21,522
Auditing fees	17,600
Shareholder reporting fees	16,502
Legal fees	16,306
Chief compliance officer fees	12,121
Trustees' fees and expenses	7,576
Miscellaneous	6,591
Total expenses	2,206,312
Advisory fees waived	(141,661)
Net expenses	2,064,651
Net investment loss	(1,330,057)

Realized and Unrealized Gain (Loss) from Investments, Purchased Options Contracts and Written Options Contracts:
Net realized gain (loss) on:
Investments	(103,305)
Purchased options contracts	(5,381,761)
Written options contracts	14,617,589
Net realized gain	9,132,523
Net change in unrealized appreciation/depreciation on:
Investments	(209,778)
Purchased options contracts	4,821,941
Written options contracts	(4,418,394)
Net change in unrealized appreciation/depreciation	193,769
Net realized and unrealized gain on investments, purchased options contracts
and written options contracts	9,326,292

Net Increase in Net Assets from Operations	$7,996,235

See accompanying Notes to Financial Statements.

Ironclad Managed Risk Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	September 30, 2017	September 30, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(1,330,057)	$(3,283,170)
Net realized gain on investments, purchased options contracts and
written options contracts	9,132,523	9,921,284
Net change in unrealized appreciation/depreciation on investments,
purchased options contracts and written options contracts	193,769	(1,017,685)
Net increase in net assets resulting from operations	7,996,235	5,620,429

Distributions to Shareholders:
From net realized gains	(3,075,094)	(6,245,573)
Total distributions to shareholders	(3,075,094)	(6,245,573)

Capital Transactions:
Net proceeds from shares sold	21,533,361	34,463,165
Reinvestment of distributions	3,048,389	6,079,576
Cost of shares redeemed[1]	(150,591,975)	(109,565,424)
Net decrease in net assets from capital transactions	(126,010,225)	(69,022,683)

Total decrease in net assets	(121,089,084)	(69,647,827)

Net Assets:
Beginning of period	246,499,298	316,147,125
End of period	$125,410,214	$246,499,298

Capital Share Transactions:
Shares sold	1,952,350	3,231,092
Shares reinvested	281,476	563,968
Shares redeemed	(13,752,267)	(10,212,816)
Net decrease from capital share transactions	(11,518,441)	(6,417,756)

[1]	Net of redemption fee proceeds of $2,787 and $2,354, respectively.

See accompanying Notes to Financial Statements.

Ironclad Managed Risk Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended September 30,

	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.85	$10.85	$11.54	$11.10	$11.59
Income from Investment Operations:
Net investment loss[1]	(0.09)	(0.13)	(0.14)	(0.14)	(0.13)
Net realized and unrealized gain on investments	0.59	0.36	0.23	1.17	0.55
Total from investment operations	0.50	0.23	0.09	1.03	0.42

Less Distributions:
From net realized gain	(0.15)	(0.23)	(0.78)	(0.59)	(0.91)
Total distributions	(0.15)	(0.23)	(0.78)	(0.59)	(0.91)

Redemption fee proceeds[1]	— [2]	— [2]	— [2]	— [2]	— [2]

Net asset value, end of period	$11.20	$10.85	$10.85	$11.54	$11.10

Total return[3]	4.69%	2.13%	0.89%	9.62%	3.95%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$125,410	$246,499	$316,147	$335,265	$307,107

Ratio of expenses to average net assets:
Before fees waived	1.34%	1.29%	1.28%	1.26%	1.25%
After fees waived	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment loss to average net assets:
Before fees waived	(0.89)%	(1.22)%	(1.27)%	(1.25)%	(1.22)%
After fees waived	(0.80)%	(1.18)%	(1.24)%	(1.24)%	(1.22)%

Portfolio turnover rate	47%	-%	-%	-%	-%

[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Ironclad Managed Risk Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

Note 1 – Organization

Ironclad Managed Risk Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to achieve current income and gains. The Fund commenced investment operations on October 14, 2010.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Options

The Fund utilizes options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If a call option is exercised, the premium received is added to the proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. If a put option is exercised, the premium received is subtracted from the proceeds of the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Under normal circumstances, the Fund’s primary strategy consists of purchasing and selling put and call options on equity indexes and exchange traded funds (“ETFs”). The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The Fund’s investment advisor seeks to reduce the overall volatility of returns of the Fund by managing a portfolio of options. For defensive purposes, or if the options expire, the Fund may invest up to 100% of its assets in cash, cash equivalents or debt instruments issued by entities that carry an investment-grade rating by a national ratings agency. When the Fund takes a defensive position, the Fund may not achieve its investment objective.

Ironclad Managed Risk Fund

NOTES TO FINANCIAL STATEMENTS – Continued

September 30, 2017

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by IRS stature of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended September 30, 2014-2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment loss or net realized gain may differ from the character for federal income tax purposes due to differences in the recognition of income expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

Ironclad Managed Risk Fund

NOTES TO FINANCIAL STATEMENTS – Continued

September 30, 2017

(f) Short-term Investments

The Ironclad Managed Risk Fund invests a significant amount (60.4% as of September 30, 2017) in the UMB Money Market Fiduciary. The UMB Money Market Fiduciary acts as a bank deposit for the Fund, providing an interest bearing account for short-term investment purposes. This investment vehicle is not publicly traded on open markets. The Fund’s investment in the UMB Money Market Fiduciary is in excess of federally insured limits. Accounting Standards Codification Topic 825, Financial Instruments identifies this situation as a concentration of credit risk requiring disclosure, regardless of degree of risk.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Ironclad Investments LLC (the “Advisor”). Under the terms of the Agreement, the Advisor is entitled to receive from the Fund an annual management fee that decreases as assets increase, as follows: 1.10% on the first $1 billion, 1.05% on the next $2 billion, and 1.00% on assets in excess of $3 billion, calculated daily and payable monthly, of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and/or pay for operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.25% of the average daily net assets of the Fund. This agreement is in effect as long as the Investment Advisory Agreement for the Fund is in effect, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended September 30, 2017, the Advisor waived $141,661. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At September 30, 2017, the amount of these potentially recoverable expenses was $376,565.

The Advisor may recapture all or a portion of this amount no later than September 30, of the years stated below:

2018	$111,991
2019	122,913
2020	141,661
Total:	$376,565

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended September 30, 2017, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees had adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or defer some or all payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Ironclad Managed Risk Fund

NOTES TO FINANCIAL STATEMENTS – Continued

September 30, 2017

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended September 30, 2017, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At September 30, 2017, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$125,591,773

Gross unrealized appreciation	$—
Gross unrealized depreciation	(200,044)
Net unrealized depreciation	$(200,044)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ -	$ 1,330,057	$ (1,330,057)

As of September 30, 2017, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$2,422,388
Undistributed long-term capital gains	5,782,749
Tax accumulated earnings	8,205,137

Accumulated capital and other losses	—
Net unrealized depreciation	(200,044)
Total accumulated earnings	$8,005,093

Ironclad Managed Risk Fund

NOTES TO FINANCIAL STATEMENTS – Continued

September 30, 2017

 The tax character of the distributions paid during the fiscal year ended September 30, 2017 and September 30, 2016 were as follows:

Distributions paid from:	2017	2016
Ordinary Income	$—	$277,382
Net long-term capital gains	3,075,094	5,968,191
Total distributions paid	$3,075,094	$6,245,573

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended September 30, 2017 and the year ended September 30, 2016, the Fund received $2,787 and $2,354, respectively.

Note 6 – Investment Transactions

The Fund’s primary strategy consists of purchasing and selling put and call options on equity indexes and exchange traded funds (“ETFs”). For the year ended September 30, 2017, purchases and sales of investments excluding short term investments were $74,636,794 and $24,908,944, respectively.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts containing a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how this information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

  Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

  Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

  Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Ironclad Managed Risk Fund

NOTES TO FINANCIAL STATEMENTS – Continued

September 30, 2017

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of September 30, 2017, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Investments
Short-Term Investments
Money Market	$75,725,729	$—	$—	$75,725,729
U.S. Treasury Note	—	49,666,000	—	49,666,000
Total Investments	$75,725,729	$49,666,000	$—	$125,391,729

*	The Fund did not hold any Level 3 securities at period end.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 9 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options during the year ended September 30, 2017.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of September 30, 2017 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts	Purchased options contracts, at value	$0	Written options contracts, at value	$0
Total		$0		$0

Ironclad Managed Risk Fund

NOTES TO FINANCIAL STATEMENTS – Continued

September 30, 2017

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2017 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$(5,381,761)	$14,617,589
Total	$(5,381,761)	$14,617,589

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$4,821,941	$(4,418,394)
Total	$4,821,941	$(4,418,394)

The quarterly average volumes of derivative instruments as of September 30, 2017 are as follows:

Derivatives not designated as hedging instruments
Equity contracts	Purchased options contracts	Number of contracts	747
	Written options contracts	Number of contracts	(1,053)

Note 10 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Ironclad Managed Risk Fund and

to the Board of Trustees of Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Ironclad Managed Risk Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ironclad Managed Risk Fund as of September 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 27, 2017

Ironclad Managed Risk Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

For the fiscal year ended September 30, 2017, the Fund designates $3,075,094 as a 20% rate gain distribution for purposes of the dividends paid deduction.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 979-IRON (4766). The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	1	None.
Ashley Toomey Rabun[a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	1	Select Sector SPDR Trust, a registered investment company (includes 10 portfolios).
William H. Young[a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	1	None.

Ironclad Managed Risk Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustee:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	1	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Interested Trustee:
Eric M. Banhazlb† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	1	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust:
Maureen Quill[a] (born 1963) President	Since June 2014

Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 – June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).

			N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).

			N/A	N/A

Ironclad Managed Risk Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Ironclad Managed Risk Fund

EXPENSE EXAMPLE

For the Six Months Ended September 30, 2017 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and redemption fees and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 to September 30, 2017.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	4/1/17	9/30/17	4/1/17 – 9/30/17
Actual Performance	$ 1,000.00	$ 1,019.10	$ 6.33
Hypothetical (5% annual return before expenses)	1,000.00	1,018.80	6.33

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

 Ironclad Managed Risk Fund

A series of Investment Managers Series Trust

Investment Advisor

Ironclad Investments LLC

1420 Celebration Boulevard, Suite 200

Celebration, Florida 34747

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Ironclad Managed Risk Fund	IRONX	461418 642

Privacy Principles of the Ironclad Managed Risk Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Ironclad Managed Risk Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 979-IRON (4766) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 979-IRON (4766) or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (888) 979-IRON (4766). The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding Mailings

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 979-IRON (4766).

Ironclad Managed Risk Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 979-IRON (4766)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-979-4766.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2017	FYE 9/30/2016
Audit Fees	$14,950	$14,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2017	FYE 9/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 9/30/2017	FYE 9/30/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 08, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	12/08/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	12/08/17

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	12/08/17